Net Loss Per Share Attributable to Common Stockholders - Schedule of Basic and Diluted Net Loss Per Share Attributable to Common Stockholders (Details) - USD ($) $ / shares in Units, $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
Numerator:
Net loss attributable to common stockholders	$ (180,324)	$ (114,164)
Denominator:
Weighted-average shares outstanding	294,851,732	103,946,993
Net loss per share attributable to common stockholders, basic and diluted	$ (0.61)	$ (1.10)